                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 29, 2004
                        (Date of earliest event reported)

                             ----------------------

                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------


           Delaware                   0-15291                  36-3312434
(State or other jurisdiction of    (Commission               (IRS Employer
        incorporation)               File No.)            Identification No.)


                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                             ----------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 29, 2004, Arlington Hospitality, Inc. (the "Company") and Jerry H. Herman, its president and chief executive officer entered into a Separation Agreement pursuant to which Mr. Herman immediately resigned as a member of the Company's board of directors and tendered his resignation as the Company's president and chief executive officer effective as of December 31, 2004. Pursuant to the Separation Agreement: (i) the Company and Mr. Herman exchanged general mutual releases with respect to liabilities arising from his employment with the Company; (ii) the Company agreed to continue to pay Mr. Herman his base salary through March 31, 2005 in accordance with its customary payroll practices; and (iii) Mr. Herman agreed to reasonably assist the Company through June 30, 2005 with its transition to a new president and chief executive officer. A copy of the Separation Agreement is attached to this current report on Form 8-K as Exhibit 10.1.

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Separation Agreement (described in Item 1.01, above) provides for the termination of that certain Employment Agreement, dated December 19, 2002, by and between the Company and Mr. Herman, except as specifically provided in the Separation Agreement.

ITEM 2.06 - MATERIAL IMPAIRMENTS

As previously disclosed in the Company's SEC filings, a joint venture in which the Company has a controlling ownership interest leases a non-AmeriHost Inn hotel. The operations of this hotel have been classified as "discontinued operations" in the Company's consolidated statement of operations. In connection with the operations of this hotel, the joint venture purchased furniture, fixtures and equipment and made leasehold improvements which were depreciated over their useful life or the term of the lease. The lease originally was scheduled to expire on May 31, 2010. In May 2004, the terms of the lease were modified, to among other things, accelerate the expiration of the lease to the earlier of: (a) November 1, 2005, or (b) the date on which the landlord sells the property, redevelops the property or leases the property to a new tenant. As such, the joint venture has previously accelerated the depreciation of the furniture, fixtures and equipment and leasehold improvements to reflect the November 1, 2005 lease termination date. On December 1, 2004, the joint venture was notified that the landlord had entered into a contract for the sale of the property which is expected to close in early 2005. As a result of the anticipated accelerated termination of the lease upon the sale of the hotel, on December 2, 2004, the joint venture determined to immediately reduce the remaining net book value of the furniture, fixtures and equipment and leasehold improvements by approximately $1 million to their estimated salvage value. This non-cash charge will be reflected in the Company's consolidated statement of operations for the fourth quarter of 2004 as "discontinued operations" net of tax.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 29, 2004, Jerry H. Herman, resigned as a member of the Company's board of directors effective immediately and tendered his resignation as the Company's president and chief executive officer effective as of December 31, 2004, pursuant to a Separation Agreement described in Item 1.01, above. A copy of the Company's press release announcing Mr. Herman's resignation is attached to this current report on Form 8-K as Exhibit 99.1.

On December 1, 2004, the Company's board of directors appointed Stephen K. Miller, senior vice president real estate and business development, to serve as the Company's interim chief executive officer, upon separation of current president and chief executive officer Jerry H. Herman on December 31, 2004, until a permanent chief executive officer is hired.

Mr. Miller has been the Company's senior vice president, real estate and business development since August 2003. From January 2003 to August 2003, Mr. Miller provided services as a consultant to companies in the hospitality industry. From 1999 to 2002, Mr. Miller was executive vice president of development and acquisition for Carlson Hotels Worldwide, responsible for acquiring, constructing and designing properties. In this position, Mr. Miller oversaw an acquisition fund of approximately $500 million, and established development policies, investment guidelines and closing procedures. From 1989 to 1999, Mr. Miller was a vice president for Wyndham International, an owner and operator of hotels, where he directed the expansion of the Wyndham brand in the Eastern United States, Canada and the Caribbean. Mr. Miller has also worked in a senior development capacity for Interstate Hotel Corporation, Embassy Suites Hotels and Holiday Inns, Inc.

ITEM 8.01 - OTHER EVENTS

On December 2, 2004, the Company issued a press release announcing the 2004 annual shareholder meeting date. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.2.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

10.1 Separation Agreement, dated as of November 29, 2004, by and between Arlington Hospitality, Inc. and Jerry H. Herman.

99.1 Press Release of Arlington Hospitality, Inc., dated November 29, 2004, announcing Resignation of Jerry H. Herman.

99.2 Press Release of Arlington Hospitality, Inc., dated December 2, 2004, announcing the appointment of an interim CEO and annual shareholder meeting date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 3, 2004


                                        Arlington Hospitality, Inc.
                                        (Registrant)

                                        By:  /s/ Jerry H. Herman
                                             -----------------------------------
                                                 Jerry H. Herman
                                                 Chief Executive Officer

                                        By:  /s/ James B. Dale
                                             -----------------------------------
                                                 James B. Dale
                                                 Senior Vice President and
                                                 Chief Financial Officer